Exhibit 99.1

ALLY FINANCIAL INC.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Ally Financial Inc. and its consolidated subsidiaries (collectively, “Ally”, “we” and “our”) are included herein:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012
•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2012
•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the years ended December 31, 2011, 2010, and 2009
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

On February 1, 2013, Ally Financial Inc. (“Ally”) closed its previously announced sale of the Canadian automotive finance operations, Ally Credit Canada Limited, and ResMor Trust (“Ally Canada”) to Royal Bank of Canada. Ally received approximately $3.7 billion in proceeds upon closing, which is subject to customary post-closing adjustments, and $400 million of dividends paid following the announcement of the transaction but prior to close. The proceeds were calculated based on an estimate of the net asset value as of the closing date and will ultimately need to be finalized.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with, and have been prepared by applying pro forma adjustments to, the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011, portions of which have been updated by the Current Report on Form 8-K filed on August 3, 2012, and our Unaudited Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the period ended September 30, 2012. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 is presented as if the disposition of Ally Canada occurred on September 30, 2012. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2012 and for each of the years ended December 31, 2011, 2010, and 2009 reflect the sale of Ally Canada assuming the sale had occurred as of the beginning of the year ended December 31, 2009 and excludes results from discontinued operations.

The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on currently available information. While such adjustments are subject to change, management believes such adjustments are reasonable and directly attributable to the sale of Ally Canada.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale of Ally Canada occurred on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)

($ in millions)	September 30, 2012 As Reported (a)	Pro Forma Adjustments		Pro Forma
Assets
Cash and cash equivalents
Noninterest-bearing	$1,305	$4,053	(b)	$5,358
Interest-bearing	15,852	(1,321)	(c)	14,531
Total cash and cash equivalents	17,157	2,732		19,889
Investment securities	13,770	(484)	(c)	13,286
Loans held-for-sale, net	1,937	—		1,937
Finance receivables and loans, net
Finance receivables and loans, net	121,259	(11,283)	(c)	109,976
Allowance for loan losses	(1,423)	29	(c)	(1,394)
Total finance receivables and loans, net	119,836	(11,254)		108,582
Investment in operating leases, net	12,708	(12)	(c)	12,696
Mortgage servicing rights	902	—		902
Premiums receivable and other insurance assets	1,861	—		1,861
Other assets	13,936	(549)	(c)	13,387
Assets of operations held-for-sale	375	—		375
Total assets	$182,482	($9,567)		$172,915
Liabilities
Deposit liabilities
Noninterest-bearing	$2,487	$—		$2,487
Interest-bearing	47,385	(4,022)	(c)	43,363
Total deposit liabilities	49,872	(4,022)		45,850
Short-term borrowings	5,877	—		5,877
Long-term debt	93,028	(5,992)	(c)	87,036
Interest payable	1,590	(29)	(c)	1,561
Unearned insurance premiums and service revenue	2,693	—		2,693
Reserves for insurance losses and loss adjustment expenses	441	—		441
Accrued expenses and other liabilities	9,962	(14)	(c)	9,948
Liabilities of operations held-for-sale	254	—		254
Total liabilities	163,717	(10,057)		153,660
Equity
Common stock and paid-in capital	19,668	—		19,668
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	—		5,685
Preferred stock	1,255	—		1,255
Accumulated deficit	(8,129)	1,164	(d)	(6,965)
Accumulated other comprehensive income (loss)	286	(674)	(e)	(388)
Total equity	18,765	490		19,255
Total liabilities and equity	$182,482	($9,567)		$172,915

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Nine months ended September 30, 2012 As Reported (a)	Pro Forma Adjustments (f)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$5,020	($425)	$4,595
Interest on loans held-for-sale	131	-	131
Interest on trading assets	13	-	13
Interest and dividends on available-for-sale investment securities	243	(6)	237
Interest-bearing cash	54	(9)	45
Operating leases	1,758	(45)	1,713
Total financing revenue and other interest income	7,219	(485)	6,734
Interest expense
Interest on deposits	555	(73)	482
Interest on short-term borrowings	181	(4)	177
Interest on long-term debt	3,286	(122)	3,164
Total interest expense	4,022	(199)	3,823
Depreciation expense on operating lease assets	969	45	1,014
Net financing revenue	2,228	(331)	1,897
Other revenue
Servicing fees	617	-	617
Servicing asset valuation and hedge activities, net	70	-	70
Total servicing income, net	687	-	687
Insurance premiums and service revenue earned	1,098	-	1,098
Gain on mortgage and automotive loans, net	401	-	401
Other gain on investments, net	137	(4)	133
Other income, net of losses	728	(7)	721
Total other revenue	3,051	(11)	3,040
Total net revenue	5,279	(342)	4,937
Provision for loan losses	285	(2)	283
Noninterest expense
Compensation and benefits expense	1,208	(40)	1,168
Insurance losses and loss adjustment expenses	518	-	518
Other operating expenses	3,268	(54)	3,214
Total noninterest expense	4,994	(94)	4,900
Income (loss) from continuing operations before income tax expense	$—	($246)	($246)

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Nine months ended September 30, 2011 As Reported (a)	Pro Forma Adjustments (f)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$4,976	($474)	$4,502
Interest on loans held-for-sale	256	-	256
Interest on trading assets	10	-	10
Interest and dividends on available-for-sale investment securities	311	(13)	298
Interest-bearing cash	41	(8)	33
Operating leases	1,783	(312)	1,471
Total financing revenue and other interest income	7,377	(807)	6,570
Interest expense
Interest on deposits	516	(65)	451
Interest on short-term borrowings	240	3	243
Interest on long-term debt	4,030	(231)	3,799
Total interest expense	4,786	(293)	4,493
Depreciation expense on operating lease assets	722	(84)	638
Net financing revenue	1,869	(430)	1,439
Other revenue
Servicing fees	1,033	-	1,033
Servicing asset valuation and hedge activities, net	(663)	-	(663)
Total servicing income, net	370	-	370
Insurance premiums and service revenue earned	1,188	-	1,188
Gain on mortgage and automotive loans, net	301	-	301
Loss on extinguishment of debt	(64)	-	(64)
Other gain on investments, net	251	(35)	216
Other income, net of losses	573	(12)	561
Total other revenue	2,619	(47)	2,572
Total net revenue	4,488	(477)	4,011
Provision for loan losses	213	(8)	205
Noninterest expense
Compensation and benefits expense	1,132	(39)	1,093
Insurance losses and loss adjustment expenses	567	-	567
Other operating expenses	2,392	(93)	2,299
Total noninterest expense	4,091	(132)	3,959
Income (loss) from continuing operations before income tax expense	$184	($337)	($153)

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Year ended December 31, 2011 As Reported (g)	Pro Forma Adjustments (h)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$6,635	($621)	$6,014
Interest on loans held-for-sale	332	-	332
Interest on trading assets	19	-	19
Interest and dividends on available-for-sale investment securities	398	(16)	382
Interest-bearing cash	54	(11)	43
Operating leases	2,298	(356)	1,942
Total financing revenue and other interest income	9,736	(1,004)	8,732
Interest expense
Interest on deposits	700	(86)	614
Interest on short-term borrowings	314	1	315
Interest on long-term debt	5,209	(281)	4,928
Total interest expense	6,223	(366)	5,857
Depreciation expense on operating lease assets	1,038	(87)	951
Net financing revenue	2,475	(551)	1,924
Other revenue
Servicing fees	1,358	-	1,358
Servicing asset valuation and hedge activities, net	(789)	-	(789)
Total servicing income, net	569	-	569
Insurance premiums and service revenue earned	1,573	-	1,573
Gain on mortgage and automotive loans, net	470	-	470
Loss on extinguishment of debt	(64)	-	(64)
Other gain on investments, net	294	(35)	259
Other income, net of losses	754	(15)	739
Total other revenue	3,596	(50)	3546
Total net revenue	6,071	(601)	5,470
Provision for loan losses	219	(4)	215
Noninterest expense
Compensation and benefits expense	1,574	(51)	1,523
Insurance losses and loss adjustment expenses	713	-	713
Other operating expenses	3,498	(113)	3,385
Total noninterest expense	5,785	(164)	5,621
Income (loss) from continuing operations before income tax expense	$67	($433)	($366)

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Year ended December 31, 2010 As Reported (g)	Pro Forma Adjustments (h)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$6,546	($612)	$5,934
Interest on loans held-for-sale	601	-	601
Interest on trading assets	15	-	15
Interest and dividends on available-for-sale investment securities	356	(10)	346
Interest-bearing cash	69	(6)	63
Operating leases	3,596	(995)	2,601
Total financing revenue and other interest income	11,183	(1,623)	9,560
Interest expense
Interest on deposits	641	(62)	579
Interest on short-term borrowings	324	(6)	318
Interest on long-term debt	5,701	(397)	5,304
Total interest expense	6,666	(465)	6,201
Depreciation expense on operating lease assets	1,903	(643)	1260
Net financing revenue	2,614	(515)	2,099
Other revenue
Servicing fees	1,493	-	1,493
Servicing asset valuation and hedge activities, net	(394)	-	(394)
Total servicing income, net	1,099	-	1099
Insurance premiums and service revenue earned	1,750	-	1,750
Gain on mortgage and automotive loans, net	1,261	-	1261
Loss on extinguishment of debt	(123)	-	(123)
Other gain on investments, net	504	-	504
Other income, net of losses	537	9	546
Total other revenue	5,028	9	5037
Total net revenue	7,642	(506)	7,136
Provision for loan losses	442	(22)	420
Noninterest expense
Compensation and benefits expense	1,576	(47)	1,529
Insurance losses and loss adjustment expenses	820	-	820
Other operating expenses	3,665	(163)	3,502
Total noninterest expense	6,061	(210)	5,851
Income from continuing operations before income tax expense	$1,139	($274)	$865

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Year ended December 31, 2009 As Reported (g)	Pro Forma Adjustments (h)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$6,471	($544)	$5,927
Interest on loans held-for-sale	416	107	523
Interest on trading assets	132	-	132
Interest and dividends on available-for-sale investment securities	220	(3)	217
Interest-bearing cash	98	(3)	95
Operating leases	5,435	(1,618)	3,817
Total financing revenue and other interest income	12,772	(2,061)	10,711
Interest expense
Interest on deposits	677	(4)	673
Interest on short-term borrowings	465	(28)	437
Interest on long-term debt	5,949	(523)	5,426
Total interest expense	7,091	(555)	6,536
Depreciation expense on operating lease assets	3,519	(1,250)	2269
Net financing revenue	2,162	(256)	1,906
Other revenue
Servicing fees	1,467	-	1,467
Servicing asset valuation and hedge activities, net	(1,104)	-	(1,104)
Total servicing income, net	363	-	363
Insurance premiums and service revenue earned	1,861	-	1,861
Gain on mortgage and automotive loans, net	799	(5)	794
Loss on extinguishment of debt	665	-	665
Other gain on investments, net	162	-	162
Other income, net of losses	190	(152)	38
Total other revenue	4,040	(157)	3883
Total net revenue	6,202	(413)	5,789
Provision for loan losses	5,603	(64)	5,539
Noninterest expense
Compensation and benefits expense	1,517	(39)	1,478
Insurance losses and loss adjustment expenses	992	-	992
Other operating expenses	4,999	(203)	4,796
Total noninterest expense	7,508	(242)	7,266
Loss from continuing operations before income tax expense	$(6,909)	($107)	($7,016)

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Amounts represent historical financial information from our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

(b)	Reflects the estimated receipt of proceeds from the purchaser of $3.7 billion, which is subject to customary post-closing adjustments, $400 million of dividends from Ally Canada to Ally completed in conjunction with the sale, net of the cash held by Ally Canada on September 30, 2012. The proceeds were calculated based on an estimate of the net asset value as of the closing date.

(c)	Reflects the elimination of the assets and liabilities of Ally Canada attributable to the sale that closed on February 1, 2013.

(d)	Reflects the estimated gain on sale attributed to the sale of Ally Canada that closed on February 1, 2013. The actual gain on sale will differ from the pro forma estimate due to the difference in timing between the assumed closing dated for the pro forma financial statements and the actual closing date of February 1, 2013.

(e)	Reflects the elimination of the accumulated other comprehensive income of Ally Canada attributable to the sale that closed on February 1, 2013.

(f)	The adjustments relate to the elimination of Ally Canada for the nine months ended September 30, 2012, and 2011.

(g)	Amounts represent historical financial information from our Annual Report on Form 10-K for the year ended December 31, 2011, portions of which have been updated by the Current Report on Form 8-K filed on August 3, 2012.

(h)	The adjustments relate to the elimination of Ally Canada for the years ended December 31, 2011, 2010, and 2009.